EXHIBIT 10.18

                                 AMENDMENT NO. 5
                                       TO
                          CONSULTING SERVICES AGREEMENT

      THIS FIFTH AMENDMENT TO CONSULTING SERVICES AGREEMENT, dated September 12, 2005 (the "Fifth Amendment"), is by and between Bradford Van Siclen of Bartholomew International Investments, LLC (the "Consultant"), and NANNACO, Inc., a Texas corporation (the "Client").


                                    RECITALS


      A. The Consultant and the Client entered into a Consulting Services Agreement dated February 3, 2005, a copy of which is attached hereto as Exhibit A (the "Agreement"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      B. The Consultant and the Client entered into an Amendment No. 1 to Consulting Services Agreement dated March 3, 2005, a copy of which is attached hereto as Exhibit B (the "First Amendment"), pursuant to which the Consultant agreed to provide certain additional consulting services to the Client.

      C. The Consultant and the Client entered into an Amendment No. 2 to Consulting Services Agreement dated April 6, 2005, a copy of which is attached hereto as Exhibit C (the "Second Amendment"), pursuant to which the Consultant agreed to provide certain additional consulting services to the Client.

      D. Consultant and the Client entered into an Amendment No. 3 to Consulting Services Agreement dated May 16, 2005, a copy of which is attached hereto as Exhibit D (the "Third Amendment"), pursuant to which the Consultant agreed to provide certain additional consulting services to the Client.

      E. Consultant and the Client entered into an Amendment No. 4 to Consulting Services Agreement dated July 28, 2005, a copy of which is attached hereto as Exhibit E (the "Fourth Amendment"), pursuant to which the Consultant agreed to provide certain additional consulting services to the Client.

      F. Client and Consultant wish to amend Section 2 and Section 6 of the Agreement to provide for additional consideration in exchange for additional consulting services and to extend the term of the Agreement.

                                    AGREEMENT


      NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements, representations, warranties and covenants contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A. Section 2 of the Agreement shall be deleted in its entirety and is hereby amended to read as follows:

"2. Consideration.

            Client agrees to pay Consultant, as his fee and as consideration for services provided, 5,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8 with the United States Securities and Exchange Commission (the "SEC"). By amendment dated March 3, 2005 Client agrees to pay Consultant an additional 7,500,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated April 6, 2005 Client agrees to pay Consultant an additional 15,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated May 16, 2005 Client agrees to pay Consultant an additional 23,333,333 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated July 28, 2005 Client agrees to pay Consultant an additional 32,500,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated September 12, 2005 Client agrees to pay Consultant an additional 1,666,666 shares of common stock of the Client, which shares shall be registered on Form S-8. Shares issued pursuant to this Agreement shall be issued to Bradford van Siclen, the natural person performing the consulting services for Client through Consultant. All shares and certificates representing such shares shall be subject to applicable SEC, federal, state (Blue sky) and local laws and additional restrictions set forth herein."


B. Section 6 of the Agreement shall be deleted in its entirety and is hereby amended to read as follows:

"6. Termination and Renewal.

(a) Term.

      This Agreement shall become effective on the date appearing first above and terminate twelve (12) months thereafter (the "Term"). Unless otherwise agreed upon in writing by Consultant and Client or otherwise provided herein, any amendment to this Agreement shall automatically have the effect of extending the Term of the Agreement until the later of one hundred eighty (180) days following the original Term or for an additional one hundred eighty (180) days following the date of such amendment."



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



      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the date written above.


                                      CLIENT:

                                      NANNACO, INC.

                                      By:
                                          -------------------------
                                      Name: Steve Careaga
                                      Its: CEO


                                      CONSULTANT:



                                      By:
                                          -------------------------
                                      Name: Bradford van Siclen


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